UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

225 West Washington Street Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”) was held on May 8, 2024 (the “Meeting”).

The vote tabulation for each proposal considered at the Meeting is as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the following directors to serve until the Company’s 2025 annual meeting of shareholders and until their successors have been duly elected and qualified by the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	175,745,660	90,736,650	636,104	21,839,544
Larry C. Glasscock	182,866,047	83,450,505	801,862	21,839,544
Allan Hubbard	186,075,618	80,241,813	800,983	21,839,544
Nina P. Jones	266,013,216	510,864	594,334	21,839,544
Reuben S. Leibowitz	237,825,897	28,687,541	604,976	21,839,544
Randall J. Lewis	264,448,959	2,061,699	607,756	21,839,544
Gary M. Rodkin	187,362,524	78,949,775	806,115	21,839,544
Peggy Fang Roe	187,600,113	78,883,363	634,938	21,839,544
Stefan M. Selig	262,886,941	3,626,807	604,666	21,839,544
Daniel C. Smith, Ph.D.	258,961,000	7,545,507	611,907	21,839,544
Marta R. Stewart	262,950,931	3,566,817	600,666	21,839,544

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
251,074,430	15,254,606	789,378	21,839,544

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 by the following votes:

FOR	AGAINST	ABSTAIN
276,698,085	12,095,029	164,844

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2024

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel